EXHIBIT 99.1

First Security Group, Inc. Reports Record Earnings for 2007

CHATTANOOGA, Tenn., Jan. 24, 2008 (PRIME NEWSWIRE) -- First Security Group, Inc. (Nasdaq:FSGI), a community bank holding company serving middle and east Tennessee and north Georgia, today reported fiscal year 2007 net income of $11.4 million, an increase of 2.2 percent from the $11.1 million reported for fiscal year 2006. Earnings per diluted share were $0.66, compared with $0.63 reported for fiscal year 2006, an increase of 4.8 percent.

For the fourth quarter of 2007, First Security reported net income of $3.1 million, an increase of 6.0 percent from the $2.9 million reported for the fourth quarter of 2006. Earnings per diluted share were $0.18, up 5.9 percent from the $0.17 reported for the 2006 fourth quarter. Compared with the third quarter of 2007, net income increased 2.3 percent.

Highlights of 2007 and the fourth quarter include:

  *  Loans grew $105.5 million, or 12.4 percent, to $953.1 million at December 31, 2007 over year-end 2006. Fourth quarter loans grew $13.1 million, or 1.4 percent (5.6 percent annualized)
     compared with linked quarter. Year-over-year growth was led by construction and development (C&D), up $42.9 million or
     24.7 percent, and commercial real estate (CRE), up $45.2 or
     26.0 percent. CRE loans accounted for the majority of the
     growth in the fourth quarter.

  *  Noninterest income was $11.3 million for 2007 compared with
     $10.6 million for 2006. Fourth quarter noninterest income
     rose 21.9 percent and 7.9 percent, respectively, from the
     prior year and linked quarters. Noninterest income accounted for 18.8 percent of 2007 revenue compared with 18.1 percent of 2006 revenue.

  *  First Security continued to improve its operating efficiencies throughout 2007, with the core efficiency ratio improving
     to 64.05 percent compared with 64.27 percent for fiscal
     year 2006.

  *  Asset quality remained sound. Nonperforming assets plus delinquencies totaled $9.9 million, or 0.82 percent of
     assets at December 31, 2007 compared with $7.4 million or
     0.62 percent of total assets at September 30, 2007 and $8.2 million, or 0.72 percent of total assets, at December 31,
     2006. Net charge-offs for the year were $1.1 million, or 0.12 percent of average loans, a 16 basis point improvement over
     2006.

Rodger B. Holley, Chairman and CEO of First Security Group, Inc., commented on the year: "In this challenging environment, First Security is more than holding its own. For fiscal year and fourth quarter 2007, we reported earnings growth year-over-year, quarter-over-quarter, and even from the linked quarter. Our improvement has been steady and stable. In this market, we believe that consistency is king. We have had no surprises on our balance sheet: no subprime exposure, no impairment of our mortgage-backed securities, and we hold no preferred stock of Fannie Mae or Freddie Mac that might require a write-down. We plan to continue with the same strategy we have used in the past - namely, leveraging our hometown advantage to build quality relationships, maintaining a diversified revenue stream, and focusing on improving operating efficiency. This strategy served us well in 2007 and we believe that it will continue to do so in 2008."

Total revenue, comprised of net interest income and noninterest income, was $60.2 million for 2007, an increase of $1.6 million, or 2.8 percent, over 2006. Net interest income was $48.9 million, a 2.0 percent increase over the prior fiscal year. Results reflect an 8.3 percent increase in average earning assets to $1.0 billion, partially offset by a 30 basis point, or 5.9 percent, decline in the net interest margin, to 4.79 percent. Mr. Holley added, "The decline in our net interest margin reflects the 100 basis point decline in the prime rate during the third and fourth quarters of 2007. Our balance sheet is asset-sensitive, so our loans reprice more quickly than our deposits, causing compression until the Federal Reserve stabilizes the overnight fed funds rate."

For the fourth quarter of 2007, total revenue was $15.6 million, an increase of $1.0 million, or 6.9 percent, over the fourth quarter of 2006. Net interest income was $12.3 million, a 3.4 percent increase over the prior year period. While average earning assets increased 8.4 percent to $1.1 million from the fourth quarter of 2006, the impact of this increase was partially offset by the net interest margin declining to 4.61 percent in the fourth quarter of 2007, a 23 basis point decline compared with the same quarter in 2006. Compared to the linked quarter, the net interest margin declined 19 basis points in the fourth quarter.

Noninterest income continues to increase as a component of First Security's revenue stream. For the 2007 fiscal year, noninterest income was $11.3 million, up $683 thousand or 6.4 percent from the fiscal year 2006. Growth in 2007 noninterest income reflected moderate to strong growth in almost all of First Security's fee-based businesses, including deposit fees, trust fees and mortgage loan fees.

For the fourth quarter of 2007, noninterest income was $3.3 million compared with $3.1 million for the linked quarter, and $2.7 million for the prior-year fourth quarter. Fourth quarter 2007 noninterest income rose 7.9 percent from the linked quarter; compared with the prior year fourth quarter, noninterest income rose 21.9 percent.

Noninterest expenses for 2007 were $41.4 million, an increase of $1.4 million, or 3.6 percent from 2006. Year-over-year, salaries and benefits expense increased $728 thousand, or 3.3 percent, accounting for approximately half of the $1.4 million increase; over the last twelve months, the average number of full-time equivalent (FTE) employees increased by twelve, or 3.3 percent, to 372; First Security ended 2007 with 371 FTE's. Other expenses increasing on a year-over-year basis include write-downs, losses and expenses on foreclosed real estate and repossessed assets, as well as higher FDIC insurance premium assessments and occupancy expense.

For the fourth quarter of 2007, noninterest expense was $10.5 million compared with $10.6 million for the linked quarter, and $9.9 million for the year-earlier quarter. The decrease from the third quarter to the fourth quarter reflects lower salaries and benefits, lower professional fees and lower equipment expense, which were partially offset by additional write-downs and losses on foreclosed real estate and repossessed assets.

First Security's revenue growth has exceeded increases in expenses, resulting in improvement in the Company's operating efficiency. For 2007, the core efficiency ratio was 64.05 percent, compared with 64.27 percent for 2006.

Total assets were $1.2 billion at December 31, 2007, an increase of $82.2 million, or 7.3 percent, from 12 months prior. Loans grew $105.5 million, or 12.4 percent, to $953.1 million; fourth quarter loan growth was $13.1 million, or 1.4 percent (5.5 percent annualized). Year-over-year loan growth was balanced among the sectors that First Security serves, preserving its highly diversified portfolio. Year-over-year growth was led by C&D, up $42.9 million or 24.7 percent, and CRE, up $45.2 or 26.0 percent.

The majority of the growth in the fourth quarter was in CRE loans, up $11.3 million or 5.5 percent (21.9 percent annualized) from the linked quarter; in total, CRE loans accounted for 86.7 percent of the $13.1 million of linked quarter loan growth. At period end, residential real estate loans remained the largest component of the loan portfolio, accounting for 27.5 percent of loans, followed by C&D (22.7 percent), CRE (23.0 percent), and commercial and industrial loans (14.5 percent).

"Overall, our asset quality remains sound," Mr. Holley commented. "Net charge-offs have improved from last year and our nonperforming assets remain in line with portfolio growth, and in line with our prior experience." Twelve month 2007 charge-offs were $1.1 million or 0.12 percent of average loans, compared with $2.2 million or 0.28 percent of average loans for 2006. Net charge-offs for the fourth quarter of 2007 were $419 thousand, or 0.18 percent of average loans on an annualized basis.

Nonperforming assets plus 90-day delinquent loans rose $1.8 million year-over-year, and $2.5 million from the linked quarter, to $9.9 million or 0.82 percent at December 31, 2007. Nonperforming and delinquent loans jumped $3.4 million from the linked quarter to $5.7 million at year-end. The majority of the increases are real estate-related loans. Other real estate and repossessed assets decreased on a linked quarter basis. Loan loss reserves were 1.15 percent of total loans at December 31, 2007, up from 1.13 percent at the end of the linked quarter.

Mr. Holley concluded, "We ended a record year with three consecutive quarters of increased earnings. With our excellent staff, our strong capital position and our well diversified loan portfolio, we are positioned for quality performance into the New Year."

Web Cast and Conference Call Information

First Security's executive management team will host a conference call and simultaneous web cast on Thursday, January 24 at 3:00 PM Eastern Time to discuss fourth quarter and annual results. The web cast can be accessed live on the First Security's website, www.FSGBank.com, on the Corporate Information/Investor Relations page. A replay will be available approximately two hours after the live conference call ends, and will be archived on the First Security's website for one month.

About First Security Group, Inc.

First Security Group, Inc. is a bank holding company headquartered in Chattanooga, Tennessee with $1.2 billion in assets. Founded in 1999, First Security's community bank subsidiary, FSGBank, N.A. has 40 full-service banking offices along the interstate corridors of middle and east Tennessee and north Georgia. In Dalton, Georgia, FSGBank operates six full-service banking offices under the name of Dalton Whitfield Bank and two offices under the name Primer Banco Seguro (PBS); PBS serves the region's rapidly growing Latino population. FSGBank also operates six branches under the name of Jackson Bank & Trust along the I-40 corridor. FSGBank provides retail and commercial banking services, trust and investment management, mortgage banking, financial planning, Internet banking (www.FSGBank.com) and equipment leasing through its wholly-owned subsidiaries, Kenesaw Leasing, Inc. and J & S Leasing, Inc.

The First Security Group, Inc. logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=1833

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America (GAAP). First Security's management uses these "non-GAAP" measures in their analysis of First Security's performance. Non-GAAP measures typically adjust GAAP performance measures to exclude the effects of charges, expenses and gains related to the consummation of mergers and acquisitions, and costs related to the integration of merged entities. These non-GAAP measures may also exclude other significant gains, losses or expenses that are unusual in nature and not expected to recur. Since these items and their impact on First Security's performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of the operating results of First Security's core business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Forward-Looking Statements

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by First Security with the Securities and Exchange Commission. First Security undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

 First Security Group, Inc. and Subsidiary
 Consolidated Balance Sheets
                                             Dec. 31,        Dec. 31,
 (in thousands, except share data)             2007           2006
 ---------------------------------------------------------------------
                                            (unaudited)

 ASSETS
 Cash & Due from Banks                        $ 27,394        $ 26,512
 Federal Funds Sold and Securities
  Purchased under Agreements to
  Resell                                            --           1,600
                                          ------------     -----------
 Cash and Cash Equivalents                      27,394          28,112
                                          ------------     -----------
 Interest-Bearing Deposits in Bank                 296             481
                                          ------------     -----------
 Securities Available-for-Sale                 131,849         153,759
                                          ------------     -----------
 Loans Held for Sale                             4,396           7,524
 Loans                                         948,709         840,069
                                          ------------     -----------
 Total Loans                                   953,105         847,593
 Less: Allowance for Loan and Lease
  Losses                                        10,956           9,970
                                          ------------     -----------
                                               942,149         837,623
                                          ------------     -----------
 Premises and Equipment, net                    34,751          35,835
                                          ------------     -----------
 Goodwill                                       27,156          27,156
                                          ------------     -----------
 Intangible Assets                               3,200           4,185
                                          ------------     -----------
 Other Assets                                   45,160          42,652
                                          ------------     -----------
 TOTAL ASSETS                              $ 1,211,955     $ 1,129,803
                                          ============     ===========

 LIABILITIES
 Deposits
  Noninterest Bearing Demand                 $ 159,790       $ 168,654
  Interest Bearing Demand                       62,637          66,787
                                          ------------     -----------
                                               222,427         235,441
                                          ------------     -----------
 Savings and Money Market Accounts             131,352         135,784
                                          ------------     -----------
 Time Deposits:
 Certificates of Deposit of $100
  thousand or more                             225,491         205,428
 Certificates of Deposit of less
  than $100 thousand                           259,628         258,456
 Brokered Certificates of Deposit               63,731          86,892
                                          ------------     -----------
                                               548,850         550,776
                                          ------------     -----------
 Total Deposits                                902,629         922,001
 Federal Funds Purchased and
  Securities Sold under Agreements
  to Repurchase                                 62,286          20,851
 Security Deposits                               2,799           3,920
 Other Borrowings                               80,459          24,838
 Other Liabilities                              16,089          13,405
                                          ------------     -----------
 Total Liabilities                           1,064,262         985,015
                                          ------------     -----------
 STOCKHOLDERS' EQUITY
  Common stock - $.01 par value
   50,000,000 shares authorized
   as of December 31, 2007 and
   December 31, 2006; 16,774,728
   issued as of December 31, 2007;
   17,762,278 issued as of
   December 31, 2006;                              116             123
  Paid-In Surplus                              114,631         124,293
  Unallocated ESOP Shares                       (4,310)         (5,094)
  Retained Earnings                             34,279          26,337
  Accumulated Other Comprehensive
   Gain /(Loss)                                  2,977            (871)
                                          ------------     -----------
  Total Stockholders' Equity                   147,693         144,788
                                          ------------     -----------
  TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                    $ 1,211,955     $ 1,129,803
                                          ============     ===========

 First Security Group, Inc. and Subsidiary
 Consolidated Statements of Income

 (in thousands except per share amounts)

                        Three Months Ended           Year-to-Date
                           December 31,               December 31,
                          2007         2006         2007       2006
 ---------------------------------------------------------------------
                      (unaudited)  (unaudited)  (unaudited)
 INTEREST INCOME
  Loans, including
   fees                $ 19,737     $ 17,970     $ 77,288     $ 67,972
  Debt Securities -
   taxable                1,076        1,333        4,473        5,253
  Debt Securities -
   non-taxable              410          430        1,628        1,596
  Other                      32           48          134          306
                       --------     --------     --------     --------
   Total Interest
    Income               21,255       19,781       83,523       75,127
                       --------     --------     --------     --------
 INTEREST EXPENSE
  Interest Bearing
   Demand Deposits          121          125          536          589
  Savings Deposits
   and Money
   Market Accounts          805          750        3,168        2,861
  Certificates of
   Deposit of $100
   thousand or more       2,861        2,508       11,147        8,378
  Certificates of
   Deposit of less
   than $100 thousand     3,256        3,039       13,021       10,417
  Brokered
   Certificates
   of Deposit               915          959        3,711        3,649
  Other                     996          508        3,018        1,251
                       --------     --------     --------     --------
   Total Interest
    Expense               8,954        7,889       34,601       27,145
                       --------     --------     --------     --------
 NET INTEREST INCOME     12,301       11,892       48,922       47,982
  Provision for Loan
   and Lease Losses         746          441        2,155        2,184
                       --------     --------     --------     --------
 NET INTEREST INCOME
  AFTER PROVISION
  FOR LOAN AND LEASE
  LOSSES                 11,555       11,451       46,767       45,798
                       --------     --------     --------     --------
 NONINTEREST INCOME
  Service Charges on
   Deposit Accounts       1,387        1,249        5,199        4,843
  Loss on Sales of
   Available-for-
   Sale Securities,
   net                       --         (197)        (168)        (197)
  Other-than-
   Temporary
   Impairment of
   Securities                --           --         (584)          --
  Other                   1,951        1,687        6,853        5,971
                       --------     --------     --------     --------
   Total Noninterest
    Income                3,338        2,739       11,300       10,617
                       --------     --------     --------     --------
 NONINTEREST EXPENSE
  Salaries and
   Employee Benefits      5,261        5,339       22,836       22,108
  Expense on
   Premises
   and Fixed Assets,
   net of rental
   income                 1,712        1,568        6,807        6,613
  Other                   3,501        2,964       11,798       11,296
                       --------     --------     --------     --------
   Total Noninterest
    Expense              10,474        9,871       41,441       40,017
                       --------     --------     ---------     -------
  INCOME BEFORE
   INCOME TAX
   PROVISION              4,419        4,319       16,626       16,398
   Income Tax
    Provision             1,327        1,403        5,270        5,286
                       --------     --------     --------     --------
  NET INCOME              3,092        2,916       11,356       11,112
                       ========     ========     ========     ========
  NET INCOME PER
   SHARE:
  Net Income Per
   Share - basic         $ 0.19       $ 0.17        $ 0.67      $ 0.64
  Net Income Per
   Share - diluted       $ 0.18       $ 0.17        $ 0.66      $ 0.63
  Dividends Declared
   Per Common Share      $ 0.05       $ 0.05        $ 0.20      $ 0.13

               First Security Group, Inc. and Subsidiary
                   Consolidated Financial Highlights
                               (unaudited)

              (in thousands, except per share amounts and
                    full-time equivalent employees)

               4th         3rd         2nd         1st         4th
              Quarter     Quarter    Quarter      Quarter     Quarter
               2007        2007       2007(3)     2007(3)      2006
            ----------  ----------  ----------  ----------  ----------
 Earnings:
 Net interest
  income    $   12,301  $   12,526  $   12,236  $   11,859  $   11,892
 Provision
  for loan
  and lease
  losses    $      746  $      576  $      416  $      417  $      441
 Non-
  interest
  income    $    3,338  $    3,094  $    2,654  $    2,214  $    2,739
 Non-
  interest
  expense   $   10,474  $   10,556  $   10,213  $   10,198  $    9,871
 Net income $    3,092  $    3,022  $    2,888  $    2,354  $    2,916

 Earnings -
  Normalized
 Non-
  interest
  operating
  income(1) $    3,338  $    3,094  $    2,654  $    2,214  $    2,739
 Non-
  interest
  operating
  expense
  (1)       $   10,474  $   10,556  $   10,213  $   10,198  $    9,807
 Net
  operating
  income,
  net of
  tax(1)    $    3,092  $    3,022  $    2,888  $    2,354  $    2,960

 Per Share
  Data:
 Net income,
  basic     $     0.19  $     0.18  $     0.17  $     0.14  $     0.17
 Net income,
  diluted   $     0.18  $     0.18  $     0.17  $     0.13  $     0.17
 Cash
  dividends
  declared  $     0.05  $     0.05  $     0.05  $     0.05  $     0.05
 Book value $     8.80  $     8.59  $     8.28  $     8.28  $     8.15
 Tangible
  book
  value     $     6.99  $     6.82  $     6.52  $     6.52  $     6.39

 Per Share
  Data
  - Normalized:
 Net
  operating
  income,
  basic(1)  $     0.19  $     0.18  $     0.17  $     0.14  $     0.17
 Net
  operating
  income,
  diluted
  (1)       $     0.18  $     0.18  $     0.17  $     0.13  $     0.17

 Performance
  Ratios:
 Return on
  average
  assets          1.03%       1.03%       1.01%       0.83%       1.04%
 Return on
  average
  equity          8.37%       8.27%       7.89%       6.46%       8.15%
 Return on
  average
  tangible
  assets          1.05%       1.05%       1.04%       0.85%       1.07%
 Return on
  average
  tangible
  equity         10.54%      10.48%      10.01%       8.22%      10.44%
 Net
  interest
  margin,
  taxable
  equivalent      4.61%       4.80%       4.91%       4.86%       4.84%
 Efficiency
  ratio          66.97%      67.58%      68.59%      72.47%      67.47%
 Non-interest
  income
  to net
  interest
  income
  and non-
  interest
  income         21.34%      19.81%      17.82%      15.73%      18.72%

 Performance
  Ratios -
  Normalized:
 Operating
  return on
  average
  assets(1)       1.03%       1.03%       1.01%       0.83%       1.06%
 Operating
  return on
  average
  equity(1)       8.37%       8.27%       7.89%       6.46%       8.27%
 Operating
  return on
  average
  tangible
  assets(1)       1.05%       1.05%       1.04%       0.85%       1.09%
 Operating
  return on
  average
  tangible
  equity(1)      10.54%      10.48%      10.01%       8.22%      10.60%
 Core
  efficiency
  ratio(2)       60.55%      64.68%      64.95%      66.12%      62.46%

 Capital &
  Liquidity:
 Total
  equity
  to total
  assets         12.19%      12.38%      12.51%      12.76%      12.82%
 Tangible
  equity to
  tangible
  assets          9.93%      10.08%      10.12%      10.33%      10.33%
 Total
  loans
  to total
  deposits      105.59%      99.90%      98.22%      93.27%      91.93%

 Asset
  Quality:
 Net charge
  -offs     $      419  $      298  $      201  $      211  $      303
 Net loans
  charged-
  off to
  average
  loans,
  annualized      0.18%       0.13%       0.09%       0.10%       0.15%
 Non-accrual
  loans     $     3,372 $    1,687  $      938  $    1,755  $    2,653
 Other real
  estate
  owned     $     2,452 $    2,646  $    2,014  $    2,796  $    1,982
 Repossessed
  assets    $     1,834 $    2,489  $    1,707  $    1,734  $    2,231
 Non-
  performing
  assets
  (NPA)     $    7,658  $    6,822  $    4,659  $    6,285  $    6,866
 NPA to
  total
  assets          0.63%       0.57%       0.40%       0.55%       0.61%
 Loans 90
  days
  past due  $    2,289  $      585  $    1,639  $    1,640  $    1,325
 NPA +
  loans 90
  days past
  due to
  total
  assets          0.82%       0.62%       0.54%       0.69%       0.72%
 Allowance
  for loan
  losses to
  total loans     1.15%       1.13%       1.14%       1.18%       1.18%
 Allowance
  for loan
  losses
  to NPA        143.07%     155.89%     222.43%     161.56%     145.21%

 Period
  End
  Balances:
 Loans      $  953,105  $  940,025  $  909,177  $  863,940  $  847,593
 Intangible
  assets    $   30,356  $   30,579  $   30,822  $   31,077  $   31,341
 Assets     $1,211,955  $1,198,465  $1,157,919  $1,147,777  $1,129,803
 Deposits   $  902,629  $  940,988  $  925,628  $  926,313  $  922,001
 Stockholders'
  equity    $  147,693  $  148,318  $  144,894  $  146,399  $  144,788
 Common
  stock
  market
  capital-
  ization   $  150,640  $  172,750  $  188,978  $  201,176  $  204,796
 Full-time
  equivalent
  employees        371         373         375         369         369
 Shares
  outstanding   16,775      17,275      17,498      17,678      17,762

 Average
  Balances:
 Loans      $  950,640  $  926,216  $  884,383  $  855,569  $  834,494
 Intangible
  assets    $   30,475  $   30,708  $   30,958  $   31,220  $   31,482
 Earning
  assets    $1,080,278  $1,053,908  $1,018,666  $1,010,315  $  996,189
 Assets     $1,204,038  $1,178,298  $1,141,946  $1,137,915  $1,120,233
 Deposits   $  926,149  $ 934,034   $ 917,215   $ 920,718   $  907,284
 Stockholders'
  equity    $  147,832  $  146,101  $  146,412  $  145,778  $  143,161
 Shares
  outstanding,
  basic - wtd   16,585      16,901      17,117      17,241      17,216
 Shares
  outstanding,
  diluted -
  wtd          16,849       17,223      17,482      17,641      17,600

                                                    YTD         YTD
                                                  Dec. 31,    Dec. 31,
                                                   2007        2006
                                                ----------  ----------

 Earnings:
 Net interest income                            $   48,922  $   47,982
 Provision for loan and lease losses            $    2,155  $    2,184
 Non-interest income                            $   11,300  $   10,617
 Non-interest expense                           $   41,441  $   40,017
 Net income                                     $   11,356  $   11,112

 Earnings - Normalized
 Non-interest operating income(1)               $   11,300  $   10,617
 Non-interest operating expense(1)              $   41,441  $   39,953
 Net operating income, net of tax(1)            $   11,356  $   11,156

 Per Share Data
 Net income, basic                              $     0.67  $     0.64
 Net income, diluted                            $     0.66  $     0.63
 Cash dividends declared                        $     0.20  $     0.13
 Book value                                     $     8.80  $     8.15
 Tangible book value                            $     6.99  $     6.39

 Per Share Data - Normalized:
 Net operating income, basic(1)                 $     0.67  $     0.64
 Net operating income, diluted(1)               $     0.66  $     0.63

 Performance Ratios:
 Return on average assets                             0.97%       1.03%
 Return on average equity                             7.75%       7.91%
 Return on average tangible assets                    1.00%       1.06%
 Return on average tangible equity                    9.81%      10.22%
 Net interest margin, taxable equivalent              4.79%       5.09%
 Efficiency ratio                                    68.81%      68.29%
 Non-interest income to net interest income
  and non-interest income                            18.76%      18.12%

 Performance Ratios - Normalized:
 Operating return on average assets(1)                0.97%       1.03%
 Operating return on average equity(1)                7.75%       7.94%
 Operating return on average tangible assets(1)       1.00%       1.06%
 Operating return on average tangible equity(1)       9.81%      10.26%
 Core efficiency ratio(2)                            64.05%      64.27%

 Capital & Liquidity:
 Total equity to total assets                        12.19%      12.82%
 Tangible equity to tangible assets                   9.93%      10.33%
 Total loans to total deposits                      105.59%      91.93%

 Asset Quality:
 Net charge-offs                                $    1,129  $    2,215
 Net loans charged-off to average loans,
  annualized                                          0.12%       0.28%
 Non-accrual loans                              $    3,372  $    2,653
 Other real estate owned                        $    2,452  $    1,982
 Repossessed assets                             $    1,834  $    2,231
 Non-performing assets (NPA)                    $    7,658  $    6,866
 NPA to total assets                                  0.63%       0.61%
 Loans 90 days past due                         $    2,289  $    1,325
 NPA + loans 90 days past due to total assets         0.82%       0.72%
 Allowance for loan losses to total loans             1.15%       1.18%
 Allowance for loan losses to NPA                   143.07%     145.21%

 Period End Balances:
 Loans                                          $  953,105  $  847,593
 Intangible assets                              $   30,356  $   31,341
 Assets                                         $1,211,955  $1,129,803
 Deposits                                       $  902,629  $  922,001
 Stockholders' equity                           $  147,693  $  144,788
 Common stock market capitalization             $  150,640  $  204,796
 Full-time equivalent employees                        371         369
 Shares outstanding                             $   16,775  $   17,762

 Average Balances:
 Loans                                          $  904,490  $  796,866
 Intangible assets                              $   30,838  $   31,699
 Earning assets                                 $1,041,078  $  960,966
 Assets                                         $1,165,950  $1,081,375
 Deposits                                       $  924,587  $  887,319
 Stockholders' equity                           $  146,582  $  140,467
 Shares outstanding, basic - wtd                    16,959      17,315
 Shares outstanding, diluted - wtd                  17,293      17,680

 (1) These amounts and ratios are calculated using net operating income (net of tax) which excludes certain non-recurring items.
     Since these items and their impact on First Security's
     performance are difficult to predict, management believes
     presentation of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of the operating results of First
     Security's core business.  Refer to the following non-GAAP reconciliation table for a detail of the non-recurring items.

 (2) In accordance with SNL Financial practice, the core efficiency ratio is calculated on a fully tax equivalent basis excluding non-recurring items (see footnote (1) and non-GAAP reconciliation table) and certain non-cash items, such as amortization of intangibles, gains or losses on investment securities and gains, losses and write-downs on foreclosed and repossessed properties.

 (3) Amounts reflect the Form 10-Q/A's filed on December 18, 2007.

                     Non-GAAP Reconciliation Table
                 (in thousands, except per share data)

                   4th        3rd         2nd         1st        4th
                 Quarter    Quarter     Quarter     Quarter    Quarter
                  2007       2007        2007(3)     2007(3)     2006
                 -------    -------     -------     -------    -------

 Return on
  average
  assets            1.03%      1.03%       1.01%       0.83%      1.04%
   Effect of
    intangible
    assets          0.02%      0.02%       0.03%       0.02%      0.03%
                 -------    -------     -------     -------    -------
 Return on
  average
  tangible
  assets            1.05%      1.05%       1.04%       0.85%      1.07%
                 =======    =======     =======     =======    =======

 Return of
  average
  equity            8.37%      8.27%       7.89%       6.46%      8.15%
    Effect of
    intangible
    assets          2.17%      2.21%       2.12%       1.76%      2.29%
                 -------    -------     -------     -------    -------
 Return on
  average
  tangible
  equity           10.54%     10.48%      10.01%       8.22%     10.44%
                 =======    =======     =======     =======    =======
 Return on
  average
  assets            1.03%      1.03%       1.01%       0.83%      1.04%
   Effect of
    non-recur-
    ring items        --         --          --          --       0.02%
                 -------    -------     -------     -------    -------
 Operating
  return on
  average
  assets            1.03%      1.03%       1.01%       0.83%      1.06%
    Effect of
    average
    intangible
    assets          0.02%      0.02%       0.03%       0.02%      0.03%
                 -------    -------     -------     -------    -------
 Operating
  return on
  average
  tangible
  assets            1.05%      1.05%       1.04%       0.85%      1.09%
                 =======    =======     =======     =======    =======
 Return on
  average
  equity            8.37%      8.27%       7.89%       6.46%      8.15%
    Effect of
     non-recur-
     ring items       --         --          --          --       0.12%
                 -------    -------     -------     -------    -------
 Operating
  return on
  average
  equity            8.37%      8.27%       7.89%       6.46%      8.27%
    Effect on
     average
     intangible
     assets         2.17%      2.21%       2.12%       1.76%      2.33%
                 -------    -------     -------     -------    -------
 Operating
  return on
  average
  tangible
  equity           10.54%     10.48%      10.01%       8.22%     10.60%
                 =======    =======     =======     =======    =======
 Total equity
  to total
  assets           12.19%     12.38%      12.51%      12.76%     12.82%
   Effect of
    intangible
    assets         -2.26%     -2.30%      -2.39%      -2.43%     -2.49%
                 -------    -------     -------     -------    -------
 Tangible
  equity to
  tangible
  assets            9.93%     10.08%      10.12%      10.33%     10.33%
                 =======    =======     =======     =======    =======
 Efficiency
  ratio            66.97%     67.58%      68.59%      72.47%     67.47%
   Effect of
    non-recur-
    ring items        --         --          --          --      -0.44%
   Effect of
    non-cash
    items          -5.46%     -1.91%      -2.61%      -5.24%     -3.44%
   Effect of
    net
    interest
    income,
    tax
    equivalent
    adjustment     -0.96%     -0.99%      -1.03%      -1.11%      -1.13%
                 -------    -------     -------     -------    -------
 Core
  efficiency
  ratio            60.55%     64.68%      64.95%      66.12%     62.46%
                 =======    =======     =======     =======    =======
 Non-interest
  income         $ 3,338    $ 3,094     $ 2,654     $ 2,214    $ 2,739
                 -------    -------     -------     -------    -------
 Non-interest
  operating
  income         $ 3,338    $ 3,094     $ 2,654     $ 2,214    $ 2,739
                 =======    =======     =======     =======    =======
 Non-interest
  expense        $10,474    $10,556     $10,213     $10,198    $ 9,871

   Corporate
    headquarters
    relocation
    costs             --         --          --          --        (64)
                 =======    =======     =======     =======    =======
 Non-interest
  operating
  expense        $10,474    $10,556     $10,213     $10,198    $ 9,807
                 =======    =======     =======     =======    =======
 Net income      $ 3,092    $ 3,022     $ 2,888     $ 2,354    $ 2,916
   Non-recurring
    expenses,
    net of tax        --         --          --          --         44
                 -------    -------     -------     -------    -------
 Net operating
  income, net
  of tax         $ 3,092    $ 3,022     $ 2,888     $ 2,354    $ 2,960
                 =======    =======     =======     =======    =======
 Per Share Data
 Book value      $  8.80    $  8.59     $  8.28     $  8.28    $  8.15
   Effect of
    intangible
    assets         (1.81)     (1.77)      (1.76)      (1.76)     (1.76)
                 -------    -------     -------     -------    -------
 Tangible book
  value          $  6.99    $  6.82     $  6.52     $  6.52    $  6.39
                 =======    =======     =======     =======    =======
 Net income,
  basic          $  0.19    $  0.18     $  0.17     $  0.14    $  0.17
    Effect of
     non-recur-
     ring items,
     net of tax       --         --          --          --         --
                 -------    -------     -------     -------    -------
 Net operating
  income, basic  $  0.19    $  0.18     $  0.17     $  0.14    $  0.17
                 =======    =======     =======     =======    =======
 Net income,
  diluted        $  0.18    $  0.18     $  0.17     $  0.13    $  0.17
 Effect of
  non-recurring
  items, net of
  tax                 --         --          --          --         --
                 -------    -------     -------     -------    -------
 Net operating
  income,
  diluted        $  0.18    $  0.18     $  0.17     $  0.13    $  0.17
                 =======    =======     =======     =======    =======

 Supplemental
  Data (in
  thousands)

 Allowance for
  loan losses    $10,956    $10,635     $10,363     $10,154    $ 9,970
 Net interest
  income, tax
  equivalent     $12,541    $12,761     $12,474     $12,102    $12,152
 Amortization
  of
  intangibles    $   223    $   243     $   254     $   265    $   256
 (Gain) Loss on
  sales of
  available-for
  -sale
  securities
  and
  corporate
  stock, net     $    --    $    --     $   168     $    --    $    (7)
 Other-than-
  temporary
  impairment of
  securities     $    --    $    --     $    --     $   584    $    --
 Gain on
  foreclosed
  and
  repossessed
  property,
  leased
  equipment,
  premises
  and equipment
  and loans      $  (508)   $  (210)    $   (68)    $  (188)   $  (178)
 Losses on
  foreclosed
  and
  repossessed
  property and
  premises and
  equipment      $   370    $   156     $     8     $     7    $   301
 Write-downs on
  foreclosed
  and
  repossessed
  property       $   574    $    38     $    60     $   199    $    64
 Mortgage loan
  and related
  fees           $   352    $   396     $   388     $   458    $   375

               Year-to-Date Year-to-Date
                 Dec. 31,    Dec. 31,
                   2007        2006
                  -------    -------

 Return on
  average
  assets             0.97%      1.03%
   Effect of
    intangible
    assets           0.03%      0.03%
                  -------    -------
 Return on
  average
  tangible
  assets             1.00%      1.06%
                  =======    =======

 Return of
  average
  equity             7.75%      7.91%
    Effect of
    intangible
    assets           2.06%      2.31%
                  -------    -------
 Return on
  average
  tangible
  equity            9.81%      10.22%
                  =======    =======
 Return on
  average
  assets             0.97%      1.03%
   Effect of
    non-recur-
    ring items         --         --
                  -------    -------
 Operating
  return on
  average
  assets             0.97%      1.03%
    Effect of
    average
    intangible
    assets           0.03%      0.03%
                  -------    -------
 Operating
  return on
  average
  tangible
  assets             1.00%      1.06%
                  =======    =======
 Return on
  average
  equity             7.75%      7.91%
    Effect of
     non-recur-
     ring items        --       0.03%
                  -------    -------
 Operating
  return on
  average
  equity             7.75%      7.94%
    Effect on
     average
     intangible
     assets          2.06%      2.32%
                  -------    -------
 Operating
  return on
  average
  tangible
  equity             9.81%     10.26%
                  =======    =======
 Total equity
  to total
  assets            12.19%     12.82%
   Effect of
    intangible
    assets          -2.26%     -2.49%
                  -------    -------
 Tangible
  equity to
  tangible
  assets             9.93%     10.33%
                  =======    =======
 Efficiency
  ratio             68.81%     68.29%
   Effect of
    non-recur-
    ring items         --      (0.11)%
   Effect of
    non-cash
    items           -3.74%     -2.83%
   Effect of
    net interest
    income,
    tax
    equivalent
    adjustment      -1.02%     -1.08%
                  -------    -------
 Core
  efficiency
  ratio             64.05%     64.27%
                  =======    =======
 Non-interest
  income          $11,300    $10,617
                  -------    -------
 Non-interest
  operating
  income          $11,300    $10,617
                  =======    =======
 Non-interest
  expense         $41,441    $40,017
   Corporate
    headquarters
    relocation
    costs              --       (64)
                  -------    -------
 Non-interest
  operating
  expense         $41,441    $39,953
                  =======    =======

 Net income       $11,356    $11,112
   Non-recurring
    expenses,
    net of tax         --         44
                  -------    -------
 Net operating
  income, net
  of tax          $11,356    $11,156
                  =======    =======
 Per Share Data
 Book value       $  8.80    $  8.15
   Effect of
    intangible
    assets          (1.81)     (1.75)
                  -------    -------
 Tangible book
  value           $  6.99    $  6.39
                  =======    =======
 Net income,
  basic           $  0.67    $  0.64
    Effect of
     non-recur-
     ring items,
     net of tax        --         --
                  -------    -------
 Net operating
  income, basic   $  0.67    $  0.64
                  =======    =======

 Net income,
   diluted        $  0.66    $  0.63
 Effect of
  non-recurring
  items, net of
  tax                  --         --
                  -------    -------
 Net operating
  income,
  diluted         $  0.66    $  0.63
                  =======    =======

 Supplemental
  Data (in
  thousands)

 Allowance for
  loan losses     $10,956    $ 9,970
 Net interest
  income, tax
  equivalent      $49,880    $48,955
 Amortization
  of
  intangibles     $   985    $ 1,246
 (Gain) Loss on
  sales of
  available-for
  -sale
  securities
  and
  corporate
  stock, net      $   168    $    (7)
 Other-than-
  temporary
  impairment of
  securities      $   584    $    --
 Gain on
  foreclosed
  and
  repossessed
  property,
  leased
  equipment,
  premises
  and equipment
  and loans       $  (974)   $  (618)
 Losses on
  foreclosed
  and
  repossessed
  property and
  premises and
  equipment       $   541    $   414
 Write-downs on
  foreclosed
  and
  repossessed
  property        $   871    $   407
 Mortgage loan
  and related
  fees            $ 1,594    $ 1,446

CONTACT:  First Security Group, Inc.
          Rodger B. Holley, Chairman & CEO
            (423) 308-2080
            rholley@FSGBank.com
          William L. (Chip) Lusk, Jr., EVP & CFO
            (423) 308-2070
            clusk@FSGBank.com